Exhibit 99.1

Helmerich & Payne, Inc. Goldman Sachs - Global Energy Conference January 14-15, 2009 Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company’s Form 10-K filed with the Securities and Exchange Commission on November 26, 2008.

H&P Basics Founded: 1920 Activity: Contract Drilling for Oil and Gas Symbol: HP (NYSE, Since 1963) Employees: 7,400 (Worldwide, Estimate) Assets: $3.6 (In Billions, September 30, 2008) Debt: $0.5 (In Billions, September 30, 2008)

H&P’s Global Rig Fleet 262 Total Rigs (Includes New Build Commitments) Offshore * Includes 29 rigs under construction as of January 9, 2009, scheduled for delivery by the end of calendar 2009. ** Includes 1 FlexRig operating in Tunisia, 3 FlexRigs operating in South America and 4 FlexRigs pending delivery in FY2009. U.S. Land 221 U.S. FlexRigs 182* Mobile & Conventional 39 9 International Land 32**

 H&P’s Global Rig Fleet * Includes existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 224 262 0 50 100 150 200 250 300 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E* Rigs Available Fiscal Year (Ending Sept 30) International Land Offshore U.S. Land

Most Profitable Driller in U.S. Land Business ** PTEN’s operating income includes drilling operations in Canada. *** NBR’s operating income corresponds to their U.S. Lower 48 Land Drilling segment. * GW’s operating income includes drilling operations in Mexico and excludes charges related to merger activities. $ 0 $100 $200 $300 $400 $500 $600 $700 GW* PTEN** NBR*** HP Operating Income (Millions) U.S. Land Drilling Operating Income 12 Months Ended September 30, 2008

 Create value through efficiency and safety Provide the most innovative and advanced drilling rigs Structure the organization required to support them Drive customers’ total well costs down Seize opportunities to expand market share Deliver premium margins and sustainable growth to shareholders H&P’s Differentiated Approach

 Growth in H&P’s U.S. Land Fleet * Includes existing rigs and announced new build commitments. 30 36 40 39 49 66 83 90 90 113 157 185 221 0 25 50 75 100 125 150 175 200 225 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E* U.S. Land Rigs Fiscal Year (Ending Sept 30)

*** Represents estimated average combined utilization for PTEN, NBR, UNT and GW in the Lower 48. ** Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the quarter. * Represents weighted-average rig margin per day for PTEN, NBR, UNT and GW. Technology and Quality Service Make a Difference Utilization Premium Rig Margin Premium $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 H&P Peers* Average U.S. Land Rig Margin per Day (12 Months Ended September 30, 2008 ) 40% 50% 60% 70% 80% 90% 100% H&P Peers*** Estimated U.S. Land Rig Utilization** (12 Months Ended September 30, 2008 )

*Represents average active rigs for PTEN, NBR, UNT and GW. H&P Rapidly Gaining Market Share -40% -20% 0% 20% 40% 60% 80% 100% 120% Q1 CY05 Q2CY05 Q3 CY05 Q4 CY05 Q1CY06 Q2 CY06 Q3 CY06 Q4 CY06 Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Q1 CY08 Q2CY08 Q3 CY08 Change in Average Active Rigs Quarter Ended Growth / Decline in U.S. Land Average Rig Activity H&P (From 84 to 178 Rigs at ~98% Utilization in Q3 CY08 ) Peers* (From 663 to 750 Rigs at ~83% Utilization in Q3 CY08 ) Baker Hughes U.S. Land Rig Count

Returns are Ultimately Driven by Performance * GW’s net income does not include charges related to merger activities. * 12% 14% 16% 18% 20% 22% 24% PTEN NBR GW HP Return on Equity 12 Months Ended September 30, 2008

 * Represents Thomson First Call consensus expectations for fiscal 2009 and 2010, as of January 5, 2009. ** Historical (actual) numbers exclude proceeds from the sale of portfolio securities, sale of drilling equipment and insurance settlements. *** Historical cash flow per share (CPS) is herein simply calculated to be earnings per share plus depreciation per share. Delivering Growth to Shareholders 6.36 7.11 4.04 4.04 $0 $2 $4 $6 $8 $10 $0 $200 $400 $600 $800 $1,000 2002 2003 2004 2005 2006 2007 2008 2009C* 2010C* EPS and CPS Expectations EBITDA Expectations (Millions) Fiscal Year** Actual and Consensus EPS, CPS and EBITDA EBITDA CPS*** EPS

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

 Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

Value Proposition Example – H&P vs. Competitors Estimated Field H&P FlexRig3 Competitor Average 2008 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $19,500 $26,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $34,500 $41,500 Total cost per well (daily services) $690,000 $531,200 3. Total well savings with H&P – per well $158,800 per year $4.5MM

 Value added from FlexRig operations Significant H&P dayrate premium Increased wells per rig per year: 10.3 wells Early production: Incremental wells on production Lowest total well cost Value Proposition Example – H&P vs. Competitors

 U.S. land industry rig counts and spot dayrates continue to decline. 165 out of 192 H&P rigs were active as of 1/9/09, including 112 rigs under term contracts. Since the peak in November, average spot dayrates for H&P rigs have declined by an average of 10% to 15% per rig category. The segment had 24 idle rigs as of 12/31/08, approximately 30 idle rigs currently, and potentially over 40 idle rigs by the end of January 2009. H&P’s U.S. Land Operations

 16 of 35 (46%) of H&P’s conventional rigs (including highly mobile) in the spot market were idle as of 1/9/09. Eight of the 42 (19%) FlexRigs previously active in the spot market were idle as of 1/9/09. In addition, two FlexRigs built after 2005 with long-term contracts and one previously existing FlexRig also with a long-term contract have recently received early termination notice and will receive early termination fees. Approximately 56% of the segment’s potential revenue days corresponding to the remaining three quarters of fiscal 2009 are currently under term contracts. H&P’s U.S. Land Operations (Continued)

 25 of 28 international land rigs are currently active, including four FlexRigs An additional four new FlexRigs with long-term contracts have been completed and are expected to be deployed in fiscal 2009 Actively seeking additional growth opportunities around the world H&P’s International Land Operations

Strong daily margins Eight of nine rigs are currently active The ninth rig is contracted and expected to begin operations in early to mid 2009 H&P’s Offshore Operations

 Long-term contracts – Over half of our potential U.S. land revenue days during the remainder of fiscal 2009 are already contracted with attractive dayrates Nearly two-thirds of H&P’s rigs in the U.S. land spot market are FlexRigs Customer base – About 80% of our U.S. land fleet is operated by majors and very large independents Strong Balance Sheet – Debt-to-cap ratio under 20% Well Positioned to Cope with Market Volatility

Active H&P U.S. Land Rigs (as of 1/9/2009) 53 112 0 20 40 60 80 100 120 Spot Market Under Term Number of H&P Rigs Highly Mobile Conventional FlexRigs

Source: The Land Rig Newsletter, November 2008 – Public Driller Rig Activity By Operator Class. H&P’s More Stable Drilling Base Rigs Working for Majors and Other Large Operators (Percentage of Each Company's U.S. Land Fleet) 0% 20% 40% 60% 80% HP NBR UNT GW PTEN

End of Presentation